Annual Investor Conference New York, NY – December 10, 2012

Our Entrepreneurial Business Model Our customer-focused business model encourages, promotes and fosters deep customer engagement which has led to Dover’s well established and valued reputation as a global industrial manufacturer that provides industry leading product innovation and superior customer service. Our success is based on the core technological advantages of our businesses which are leaders in the niche markets they serve. Our intense customer focus and innovative products help our customers create value and win in their markets. We Build on our Strengths Our deep bench of talent, core knowledge and industry leading expertise provides critical insight that guides our product development, growth initiatives and focused acquisition targeting that allows us to grow and expand the potential of our businesses. We Leverage our Scale We share our expertise across all of Dover to achieve optimal productivity in manufacturing and operational excellence. Our proven track record of successfully combining and utilizing all of Dover’s global resources helps drive leverage across the entire company and enables us to continue our global growth and expansion.

Dover Day 2012 Agenda Time Presenter Topic 11:30 – 12:00 Registration 12:00 – 1:00 Lunch with Dover Executives Paul Goldberg Welcome Remarks Bob Livingston Opening Remarks John Hartner Printing & Identification Segment Tom Giacomini Engineered Systems Segment 2:20 – 2:40 Break Bill Spurgeon Energy Segment Jeff Niew Communication Technologies Segment Brad Cerepak Financial Framework 4:00 – 4:30 Bob Livingston Final Comments / Q&A 3

Forward Looking Statements 4 We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties. We caution everyone to be guided in their analysis of Dover Corporation by referring to our Form 10-K for a list of factors that could cause our results to differ from those anticipated in any such forward looking statements. We would also direct your attention to our internet site www.dovercorporation.com, where considerably more information can be found.

Bob Livingston President and Chief Executive Officer

2 Overview  Strategy  2012 Review  Recent Announcements  2013 Guidance

Our Strategy  Our track record of success is based on: • Core technological advantages • Leading brands in the markets we serve • Commitment to industry leadership through innovation and scale • Strong focus on the customer  Our deep understanding of the customer and our exceptional capabilities in providing solutions enable us to win  Our technologies and innovative products are enablers for our customers to win 3 10-year revenue CAGR: 11% TRACK RECORD OF SUCCESS Free cash flow generation consistently 10% of revenue or better Strong segment operating margins; 10-year earnings CAGR > 15% 57 continuous years of raising annual dividend

Strategy – Continue to Expand in 5 Key Growth Markets 4 . Aerospace/Defense Telecom/Other  In 2012, our 5 growth spaces account for 77% of revenue and 79% of operating earnings  Strong leverage of resources and expertise within and between segments  Well positioned for profitable growth Refrigeration & Food Equipment Drilling Production Downstream Industrial Fast Moving Consumer Goods Consumer Electronics Medical Technology Industrial Fluid Solutions Denotes growth spaces

 Increasing living standards  Infrastructure build-out International/ Developing Economies Global energy demand  Increasing demand, depleting resources  Emerging market growth Sustainability  Energy efficiency  Environmentally friendly products Consumer product safety  Product identification  Traceability  Food safety  Mobile devices Communications Strategy – Leverage Tailwinds in 5 Key Growth Markets 5 Growth Market • Energy • Refrigeration • Energy • Printing & ID • Fluids • Printing & ID • Refrigeration • Consumer Electronics • Refrigeration • Energy • Printing & ID • Fluids • Consumer Electronics Tailwinds

59% 18% 15% 8% Geographic Revenue Mix North America Asia Europe Rest of World 6 Strategy - Geographic Expansion and the Benefits of Common Ownership YTD 2012 revenue Total Sales in Asia as % of Total Dover 11% 13% 14% 16% 18% 2008 2009 2010 2011 YTD 2012  Continue to leverage the strength of Dover • Operational Excellence • Shared Facilities & Services • Talent Development  Expand geographic presence outside traditional core markets

7 2012 Review 2012 - Solid Performance  Revenues up ≈ 10%  Segment margins ≈ 17.2%  Estimated free cash flow about 10% of revenue  Continued focus on productivity Highlights  Key acquisitions/portfolio changes  $1 Billion share repurchase announced Dover’s E.P.S. over the last decade 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 2012F Current 2012 Guidance Range $4.36 - $4.46 10-Yr CAGR 15.9% $

Update - Q4 Markets and Businesses  Industrial businesses performing well  Energy remains solid  Sound Solutions improving Portfolio and Capital Allocation  Plan to divest electronics equipment businesses • Market continues to be inconsistent and highly volatile  Additional $1B share repurchase program announced • Repurchase to be completed over next 12 - 18 months  Continued commitment to acquisition program 8

Anthony Acquisition  Deal size $602M  Acquired 2012 revenue $310M*  Accelerate Anthony's “Close the Case” and “Re-skinning” activity by leveraging Hillphoenix channels and relationships  Cross sell Hillphoenix products via Anthony's C-store channel  Leverage Anthony's geographic footprint to grow internationally 9 *Inclusive of $30M of inter-company revenue

Our Strengthened Company 10 13% 22% 31%  Significant change to portfolio over last 4 years as we execute our growth strategy • 26 M&A Transactions; $2.9 Billion in spend • By 2015 our growth markets account for 80% of our businesses • Divesture of highly volatile construction and electronic equipment businesses

Our Strengthened Company 11 13% 22% 31%  Consistency of earnings dramatically improves due to: • Divestitures of construction and electronic equipment business • Acquisitions and changes in portfolio mix since 2008 Over 50% reduction in earnings volatility

12 Financial Goals – Next Three Years GROWTH Grow 4% - 6% organically, complemented by acquisition growth MARGIN Expand segment margin to 19% CASH FLOW Generate free cash flow of 10% of revenue Initiating guidance for 2013 at $5.05 to $5.35

Today’s Key Messages 13 Engineered Systems  Growth initiatives and new product offerings in the Fluids and Refrigeration spaces, complemented by the acquisition of Anthony, significantly expands the Engineered Systems portfolio and increases integrated solutions for our customers. Communication Technologies  The consumer’s ever increasing demand for better audio products in their mobile devices provides significant opportunities for growth and new market penetration. Energy  There are significant opportunities to expand globally in production and downstream offerings while Dover Energy continues to outpace market growth. Printing & Identification  New product launches, together with an expansion of core businesses and printing positions will drive global growth. 2013 will be another growth year for Dover in a challenging macro environment.

John Hartner President & Chief Executive Officer

Printing & Identification 2 DOVER 2012E REVENUE ≈ $8.1B Communication Technologies 19% Printing & Identification 12% Energy 27% Engineered Systems 42% Key Brands 58% 42% Revenue by End-Market Fast Moving Consumer Goods Industrial (“FMCG”)

The New Printing & Identification Segment 3  Consistent organic revenue growth  Improved margins from restructuring and productivity  Positive momentum will fuel segment performance going forward 1st Half 2012 2nd Half 2012 F Revenue $495 $514 % Change (Y/Y) 3.8%* 3.6%* Margin ≈11% ≈15% $ in millions * FX adjusted 0 200 400 600 800 1,000 2009 2012F 3 YR Revenue Performance CAGR +6%* $ in millions

Geography and Product Mix 4 59% 41% Product Mix Recurring Revenue Core Products  Installed base management  Business Model – customer stability, high recurring revenue  Growth in developing economies expected to diversify geographic revenue base  North America remains strong and continues to be a focus  Proactive Talent Development to support our future growth trajectory 20% 30% 34% 16% Geography Asia North America Europe Rest of World

FMCG Industrial      Tailwinds – Positioning for Growth 5 Sustainability Consumer Product Safety International/ Developing Economies

End Markets Industrial Market Size: $3.3B 2012-’15 CAGR: 4%-5% FMCG Market Size: $3.5B 2012-’15 CAGR: 3%-4%  Developing economies growing at double the global average  Increased food safety regulations expand opportunities  Key Verticals include Food & Beverage  Developing economies growth double the global average  Complex /responsive logistics chains drive increased Product ID usage & new technologies  Key Verticals include Warehouse, Distribution & Cables Source: Company estimates, VDC research 6

DES Market Driver – Plan Period: Global Food And Consumer Staples Growth Global GDP Growth +3.6% Source: IMF Growth Multiple: + Consumer Staples  Food  Beverages  Pharmaceuticals  Cosmetics Developing Economies Growth Rising Living Standards Regulation/Government 2013 Real GDP Growth Forecast U.S Europe Brazil China India 2.1% 0.2% 6.0% 8.2%  Safety, traceability  Infrastructure  Sustainability  Urbanization 4.0% Marking and Coding is +$4B market with high recurring revenues, strong margins, and +4% growth rates with exposure to developing economies Marking & Coding Market 2010 2025 Source: Angus Maddison – McKinsey Global Institute analysis 7

Markem-Imaje (˝M-I˝) Today  World leader in marking and coding  Full line solutions provider including printers, consumables and services  Innovator with 300+ engineers in 6 technology centers  Customer intimate delivering and servicing products with logistics and repair centers worldwide 8

Three Distinct Areas of Focus Driving Future Growth  Investment in customer facing resources to drive growth • Focused investments in BUIC (Brazil, U.S. India, China) to accelerate growth  Refreshed product portfolio • Voice of customer methodology for innovative products addressing technology and manufacturability requirements • Dramatic improvement in uptime, sustainability and cost of ownership • Product platform approach continues to roll out  Leaner and more customer responsive organization • Broader and more rigorous approach to lean • Six regional business units with more local decision making • New global headquarters and competence center model 9

Investment in Customer Facing Resources Driving Growth  Added customer facing personnel in Brazil, USA, India and China (BUIC) • +20% BUIC headcount growth  Adding new indirect distributors in developing economies  25% of revenue from BUIC countries driven by new customer acquisitions 10 64% 61% 57% 36% 39% 43% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2009 2011 2013 M-I Resource Migration ROW BUIC

Fully Refreshed Technology Portfolio  Continuous Ink Jet (CIJ) • Platform consolidation around key technology building blocks • Variants to support beverage and cable markets • Entry level products for distributors in developing economies  Thermal Transfer (TTO) • Outstanding product performance • Family of high performance products  Laser • New generation “SmartLase C Series” laser launched at PackExpo • Enhanced competitiveness • Entry level variants for developing economies 11

New CIJ Product Family  92XX Family address 80% of CIJ applications  Common product technology platform drives benefits for Customers and Markem-Imaje  New 92XX Family approaching 40% of unit sales 12 Pr ic e Performance

CIJ 9232 S Expands Beverage Market Opportunity  High Speed CIJ printer • Up to 120,000 cans/hour • Excellent contrast and print quality at high speed  Optimal Total Cost of Ownership • Designed to optimize fluid consumption and maintenance costs  Designed for durability and efficiency • Full stainless steel cabinet • Touch screen interface and networking software to eliminate operator errors  Target Markets • High speed application in Food and Beverage industries 13

New SmartLase C Series Family  High Speed • More than 100,000 products coded per hour  Innovative design • 99.8% uptime ratio with easy integration  Robust • Extended coder lifetime by 30%  Customized • Wide range of industry-specific models  Targeted markets • Food and Beverage industries 14

Evolving Customer Responsive Business Model to Increase Speed Europe 5% EEMEA 10% N. America 7% Brazil 6% India 18% China 42% All Other 12% Global Packaging Growth by Geography 2011-2015  Background • Global Marking & Coding market expected to grow 4% per annum through 2015 • 39% of the global packaging food and drink market was produced in the BRIC / developing economies • 76% of future growth through 2015 will come from these countries (China alone will account for 42% of growth)  Outcome • More customer responsive organization needed especially in the developing economies 15 Source: Euromonitor

New Organization Structure Enables Faster Local Decision Making 16 U.S. Brazil Switzerland India Singapore China  Establish 6 Regional business units with increased decision making authority and responsibility to grow share  New global headquarters as foundation for global growth  Competence center model improves technology focus & outcomes

Markem-Imaje Positioned for Long Term Success  World leader in attractive marking and coding market  Significant investments and changes in last 2 years • Investment in customer facing resources to drive growth • Refreshed product portfolio • Leaner and more customer responsive organization structure  Positive momentum going into 2013 and beyond 17

Successful Integrated Solutions are Difficult to Copy and Highly Rewarded 18

Strong & Growing Recurring Revenue Stream 19  Recurring revenue is 59% of Printing & Identification’s total revenue  Recurring revenue includes inks, spare parts, supplies and service  Continue to build installed base is important, M-I is a key focus Recurring Revenue as % of Total DPI Revenue 55% 59% 30% 35% 40% 45% 50% 55% 60% 2007 2012 CAGR +2%

Productivity Improvements  Restructuring / Efficiencies  Best Cost Country sourcing  Logistics – Hubs, lead times, freight cost, inventory  Shared facilities & services 20 2012 Productivity Improvements: ≈ $20 million 50% 28% 12% 7% 3% Materials Labor/OH Sourcing Carryover Transportation

Productivity Improvements  Supplier cost reductions  Best cost country sourcing  Inventory management  Indirect spend consolidation  Small package savings  Leverage sourcing data systems 21 Sourcing Focus Lean / Productivity Projects  Line reductions/Redesign  Outside repair savings  Labor efficiency  Warranty reduction  Ocean vs. Air Shipments

Path to 2013 Growth 22 Market Drivers 2013F Growth Rate Comments FMCG Market growth rate ≈2% •Linked to GDP growth, Population Growth Share gains/New Products •Targeting key FMCG verticals (Food & Beverage) •Strong new product pipeline heading into 2013 Industrial Market growth rate ≈3% •Linked to Industrial Production Share gains/New Products •Strong new product pipeline heading into 2013

2013 – A First Look Market 2012F Revenue Mix 2012F Revenue Growth 2013F Revenue Growth 2013 Margin Comments FMCG ≈58% ≈6% ↑ Expansion driven by volume leverage, restructuring savings and productivity ↑ Industrial ≈42% ≈flat ↑ Expansion driven by volume leverage, restructuring savings and productivity ↑ Total ≈$1.0B ≈4% 2% – 4% ↑ 23 2012F Revenue growth excludes F/X

Capital Deployment – Multiple Opportunities in Core and Adjacencies 24 Printing Technologies Industry Fast Moving Consumer Goods (FMCG) Industrial Applications Marking & Coding Dispensing Printing Additive Coating Technologies CIJ DOD Jetting Dispensing Spray Coating Thermal Other Technologies Solutions Precision Equipment + Recurring Revenues + Services Upstream Technologies Substrate / Material Preparation Downstream Technologies Identification (Traceability)

Summary 25 2%-3% 1% 1% Printing & Identification Revenue Outlook  Grow in fast moving consumer goods & developing markets  Grow core & adjacent printing positions • Marking & Coding: $800M+ business in $4B+ global space • New products momentum and continued focus on recurring revenues • Pursue core and adjacent acquisitions  Segment leverage and productivity - 250 500 750 1,000 1,250 1,500 2010 2011 2012F 2013F 2014F 2015F Revenue $ in millions 3-Yr CAGR 3 - 5%

Tom Giacomini President & Chief Executive Officer

36% 40% 24% Revenue by End-Market Industrial Refrigeration & Food Equipment Fluid Solutions Engineered Systems 2 DOVER 2012E REVENUE ≈ $8.1B Printing & Identification 12% Energy 27% Communication Technologies 19% Engineered Systems 42% Key Brands Fluid Solutions Refrigeration and Food Equipment Industrial

Geography and Product Mix 3  Drive profitable growth in emerging economies • Fluids growing double digits in emerging markets • Strong market opportunities for Industrial companies as productivity and safety become more important in China and Brazil  Key areas of new product development • Energy efficiency • Productivity enhancement • Lowest total cost of ownership  Driving recurring revenue • Enhanced service and aftermarket offerings • 3 Year growth CAGR of 17%  New product revenue will more than double in 2013 to 5% of revenue 19% 81% Product Mix Recurring Revenue Core Products 7% 69% 16% 8% Geography Asia North America Europe Rest of World

Engineered Systems Platforms and Markets Fluid Solutions Platform 2012F Revenue: $800M • Pumps • Heat Exchangers • Dispensing 4 Engineered Systems $3.4B Refrigeration & Industrial Platform 2012F Revenue: $2.6B • Refrigeration/Food • Waste & Recycling • Automation

Fluid Solutions Food & Refrigeration Industrial           International/ Developing Economies Global energy demand Sustainability Consumer product safety Tailwinds – Positioning For Growth 5

Market Drivers - Fluid Solutions 6  Addressable market: $13B • Positive Displacement Pumps: $8B • Heat Exchangers: $4B • Chemical Dispensing: $650M  Market Growth (global 3-year CAGR ‘12 - 15’) • Pump growth: 4-6% • Brazed Plate Heat Exchanger (BPHE): 6-8% • Chemical Dispensing: 4-6%  Market Drivers • Chemical, Plastics and Energy demand • Infrastructure • Food and pharmaceutical consumption $- $900 Fluid Solutions Revenue CAGR: 12.2% $ in millions

Fluids Solutions – Growth and Profitability Strategy 7  Focus on growth in vertical end-markets • Accelerate penetration and sales alliances in chemical, oil & gas and hygienic • Application conversion to BPHE through enhanced system efficiency • Globalize brands across geographies and markets • New products and technology that drive customer wins  Leveraging our leading position in NA and Europe to capture growth in emerging markets, especially China and India • Aggressively expand sales channels and engineering support • Enhanced India and China manufacturing facilities for in-region consumption  Acquisition opportunities within the pump and dispensing spaces • Extend portfolio offering of Positive Displacement pumps and associated products that further leverage our strong distribution network • Penetrate developing economies, including new and underserved geographies

Technology Competitive Advantage 8 Key Market Drivers Key Technology Advantages  Large customers in Chemical Industry driving “Green Initiatives” to reduce energy and emissions  Example: Dow Chemical globally moving to reduce plant compressed air consumption by 15%  New Air Distribution System (ADS) increases energy efficiency  On average, 30% less compressed air consumed versus traditional technologies  Only pump on the market with an advanced ADS made from chemically resistant plastic materials Air Distribution System

Market Drivers - Refrigeration 9  Global retail refrigeration market: $10B  Addressable market: $4B  North American market growth (3-year CAGR ‘12-’15): 2%-3% • Rate of adoption of “close the case” could accelerate growth  Market Drivers • Remodeling and new store construction • Energy efficiency / green solutions • “Close the case” • Enhanced merchandising $- $1,000 Hillphoenix Revenue CAGR: 11.5% $ in millions

Anthony acquisition expands our refrigeration portfolio with integrated solutions for global customers  “Refresh” Shopping Experience  Drive Product Merchandising  Reduce Energy Consumption  Improve Food Safety  Improve Operator Financial Performance Anthony Acquisition 10

Refrigeration – Anthony Acquisition Value Drivers 11  Vertically integrates Anthony’s “best in class” door, glass and accessories technology  “Close the Case” and “Re-skinning” initiative accelerated through Hillphoenix customers  Increased penetration of Hillphoenix products in C-Stores utilizing Anthony’s channel  Capitalize on Anthony’s global footprint to grow internationally $- $350 Anthony Revenue CAGR: 12.0% $ in millions

The “Close the Case” Opportunity  Rising energy costs are driving retailers to consider closing the case  Closing the case makes economic sense for retailers • Up to 60% reduction in energy consumption • Payback period: less than 2 years  “Close the case” activity is global • EU retailers are actively closing cases • Latin America regulators are mandating closing the case  Case study (Retailer A) • Already closed the case in 20 stores · $100K investment per store; $8,500 per store monthly savings · Anticipating accelerated rollout to all 250 US stores 12 The global “close the case” market (doors, lighting, frames and installs) is estimated to be $2.7B over the next 10 years

Refrigeration – Growth and Profitability Strategy 13  Continue to shift and improve portfolio mix towards higher margin, higher growth segments through product development • Drive energy leadership for case, systems and specialty products • Establish our position as the leading supplier of sustainable CO2 refrigeration systems • Leverage our new Anthony capabilities to extend customer base and penetration with existing customers  Leverage our new geographic footprint to extend our technology leading products into higher growth markets • Use global Anthony operations to accelerate HP penetration • “Close the case” technology • CO2 / CO2 Transcritical • Extend existing customer relationships to Central and South America • Use targeted growth/acquisition strategy to further extend business internationally

Raising the Bar – HP and Anthony Low Energy Case / Door Solution 14  IP protected, integrated frame design – heart of energy reduction benefit  Anthony Low Energy Door part of package  Infinity edge “wall of glass” door design – aesthetically pleasing and best in energy (low and medium temperature)  30%+ energy benefit over competitors’ best- in-class offerings

15

New Refrigeration Products Creating Superior Customer Value

Our Total Solution 30%+ More Energy Efficient than Next Best Offering in Market

As compared to competitor "Best In Class" offering (5-door case example)



Kwh/Day
50
40
30
20
10
0
-30%+
Competitor A
Competitor B
Competitor C
Hillphoenix - Anthony

Our Total Solution

- Low Energy Door
- Low Energy Door Frame
- ECM Fan motors
- Clearvoyant/Other LED's
- NRG High Efficiency Coil

Example: Driving Value for Retailers

Regional Retail Store – 56,000 Sq. ft.
135 Low Temp Door Openings



- Energy savings of $10K+ per year over next best offering
- Less than a 5 year payback

DOVER ENGINEERED SYSTEMS

Productivity Improvements  Continuous improvement initiatives • Lean Enterprise • Investments in automation • Facility and product line rationalizations  Material savings • Leverage Dover supply chain agreements • BCC and localized sourcing • Insourcing • Value Engineering 16 56% 24% 20% Materials Labor/OH Other 2012 Productivity Improvement: >$50 million

Productivity Improvements  Segment-wide Lean initiatives • Reduction in labor, overhead and working capital  Facility and product line rationalization • Reduction in number of facilities • Transfer of production to BCC • Trimming of underperforming product lines  Investments in automation • Reductions in labor • Provides capacity for insourcing and organic growth • Improvement in quality 17  Dover supply chain • Leverage Dover spend in targeted categories  Localized and BCC sourcing • Support global production with localized supply chain • Leverage global supply chain to derive best cost  Internal initiatives • Utilize excess capacity to insource production • Redesign products, taking out cost while adding value Labor and OH initiatives Material Initiatives

Path to 2013 Growth 18 Market Drivers 2013 Growth Rate Comments Refrig. & Food Equip. Market growth rate ≈1%-2% • Store remodeling primary driver Share gains • Targeting key accounts • Larger share of current customers New products/ Geographic growth • Advansor CO2 technology • Pure-View Case system Acquisitions • Anthony Fluid Solutions Market growth rate ≈4%-5% • Global fixed investment (‘GFI”) New products/ Geographic growth • Expanded distribution in China, India and Latin America Acquisitions • Maag Industrial Market growth rate ≈1%-2% • Productivity driven investment

2013 – A First Look Market 2012 Revenue Mix 2012F Revenue Growth 2013F Revenue Trajectory 2013 Margin Comments Refrigeration & Food Equipment ≈40% ≈9% ↑ Expansion driven by acquisition of Anthony, volume conversion, pricing and productivity ↑ Fluid Solutions ≈24% ≈21% ↑ Expansion driven by higher margin new products, pricing and productivity ↑ Industrial ≈36% ≈4% ↑ Positive volume conversion, new product mix and productivity ↑ Total ≈$3.4 B ≈10% 10% - 12%* ↑ 19 * Includes 8% acquisition growth

- 900 1,800 2,700 3,600 4,500 2010 2011 2012F 2013F 2014F 2015F Revenue Summary 20 2%-3% 1% 1% Engineered Systems Revenue Outlook  Build out global footprint  Market share gains through energy efficient and productivity enhancing new products  Acquisitions – Focus on Fluids and Refrigeration & Food Equipment  Leveraging internal operational excellence initiatives to expand margins 3-Yr CAGR 5-7% $ in millions

Bill Spurgeon President & Chief Executive Officer

Energy 2 2012E REVENUE ≈ $8.1B Printing & Identification 12% Energy 27% 19% 54% 27% Revenue by End-Market Drilling Production Downstream Key Brands Communication Technologies 19% Drilling Production Downstream Engineered Systems 42%

Geography and Product Mix  Installed base driving sustainable revenues  Taking key actions to grow recurring revenues 3  Significant investments made to develop local presence in developing countries  North American long term outlook strong 6% 80% 7% 6% Geography Asia North America Europe Rest of World 44% 56% Product Mix Recurring & Replacement Core Products

Drilling Production Downstream          Tailwinds – Positioning for Growth 4 Global energy demand Sustainability International/ Developing Economies

Long term Drivers - Demand and Depletion 5 Liquids Demand  Emerging markets driving demand  Accelerating depletion driving increased need for artificial lift  Increasing technology and service intensity  Market will continue to grow long term Source: EIA 2011 Energy Outlook / company estimates Significant investment is needed in crude supply to maintain existing production and meet future demand

Energy Market Sectors 6 Drilling Market Size: $7.5B Production Market Size: $14B Downstream Market Size: $6B  Long-term activity to remain strong in coming years due to supportive oil prices and accelerating well depletion  Continuing stability in international drilling  Increasing horizontal drilling  Aging wells and increasing E&P spend driving growth for artificial lift  Estimated 70,000 new wells to be completed in 2013 - consistent with prior years  Increasing use of artificial lift internationally  2012-2015 fuel consumption CAGR : India 10.1%, China 4.8%  Expanding environmental regulations driving demand for technology  Infrastructure growth – power generation expected to increase Source: Company estimates

- 500 1,000 1,500 2,000 2,500 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 7 Long Term Performance  Consistently outperform market growth • Total growth 2x NA rig count • Significantly outpacing global GDP • Organic growth 1.5x NA rig count  Quick recovery after economic downturn 10-Yr CAGR 16% REVENUE NA Rig Count 2002-’12E CAGR 8.5% Global GDP 2002-’12E CAGR 3.4% $ in millions F

 Grow artificial Lift  Global expansion  Product innovation  Operational excellence  Acquisitions in production and downstream Growth Strategy 8

Artificial Lift: Business Evolution 19 55 19 62 19 63 19 88 20 00 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 P •Sucker rods •Valves •Sucker Rod Guides •Sinker Bars •Coiled Rod •Automation Recent Acquisitions •Rod Pumps •Field Service •PC pumps •PC Top Drives •Gas Lift •Nitrogen Generation •Plunger Lift •Well Servicing Tools $1.0B + Artificial Lift Solutions Provider Norris Production Solutions  Grow recurring revenue • HFI – 75% aftermarket • PCS – 60% aftermarket  Global Expansion • Oil lift – 50% international  Entry into artificial lift services Actions Taken to Drive Consistent Growth 9

10 Broad Portfolio of Artificial Lift Solutions Gas Lift PCS Ferguson Rod Pump System PC Pump System ESP Lift Plunger Lift Sucker Rod PC Top Drive Coiled Rod Downhole PC Pump Monitoring System Automated Controls Plunger Gas Lift Valves Rod Pump

Why is Artificial Lift attractive in 2013?  Unconventional resources, such as shale and heavy oil, are altering energy investment strategies  Aging wells around the world are driving demand for artificial lift – 94% of active wells are utilizing artificial lift  Customers increasingly value broader artificial lift solutions and expertise  We are well-positioned with technologies from recent acquisitions and global strategies to capitalize on these market dynamics 11

Improving Drilling Efficiency 12 0.0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 160.0 180.0 200.0 2007 2008 2009 2010 2011 2012E Fo ot ag e dr ill ed (' 00 0 ft )/ ri g pe r ye ar R un ni ng a ve ra ge Footage Drilled by Horizontal Rig ('000 ft) per year  Horizontal rigs over 60% of total rig count  Footage drilled per horizontal rig continually rising Improving drilling efficiency helps drive revenue, even with slowing rig count growth Source: Spears & Associates

Artificial Lift Services 13  Entered artificial lift services (“ALS”) market in 2011 via acquisition  Focused on providing core services: • Installation and maintenance of rod driven artificial lift systems • Technical support and application engineering services  Provides pull through opportunity for rods, rod pumps, and progressive cavity pumps  Provides increased exposure to international markets  Artificial lift services market size – $6.0 billion Increased customer intimacy by providing end to end solution

 Reduction in man-hours – less time to perform ALS support and maintenance  Increased efficiency – significantly shorter setup/teardown time  Smaller footprint – less equipment on the well-site Offers end users considerable cost savings RSRs offer numerous benefits for ALS services over large conventional rigs RSR* Well Service Rig Capital Cost $1-1.5 million $2.5-5 million Crew Size 4 people 6 people Cost difference Example job - 7500ft Permian pump change with jointed rod Service Time 10 hours 12 hour Setup Time 30-45 minutes 2-3 hours Total Rig time 11.5 hours 18 hours Rig Rates $500/hr $725/hr Job Rate $6,500 $13,050 ALS Case Study – NPS Advantage – Rapid Service Rig 14 Provides life cycle understanding of ALS systems to customer through intimate knowledge of artificial lift products *RSR = Rapid Service Rig

Global Expansion in 2013 15  Products and services driving increased penetration internationally  Production to grow 20% outside NA in 2013 • Middle East · Expanding products and service position • Latin America · Venezuela · Colombia • Australia · OilLift expansion- coal seam gas for LNG exports Design, build and service locally

16 Market Expansion and Product Innovation Oil Lift – Market Expansion Next Generation Sealing Technology  Non-contact air sealing mechanism  Significant reduction in air consumption  Improved sealing efficiency improves product life compared to competition  Significant aftermarket opportunity  PC pumps technology allowed immediate expansion into growing coal seam gas in Australia– driven by LNG  Developed strong relationship with major players  Opportunity for pull through products

Downstream Product Innovation – Next Generation Below Ground Package 17  Patented “plug and play” flexible piping system for gas stations • Eliminates more than 50% of field fabrication for the customer • Lower cost of ownership • Environmental integrity • Unmatched protection from water intrusion

Productivity Improvements  Continuous improvement initiatives across the portfolio • Lean enterprise • Common ERP  Supply chain • BCC sourcing • Targeted categories 18 2012 Productivity Improvements: > $30 million 51% 45% 3% 1% Materials Labor/Overhead Transportation Sustainability

Productivity Improvements  Integrated and closed 8 plants in last 24 months  Current project to consolidate 5 plants to 1  Increasing product lines in shared international facilities 19  Automation drives productivity • Reduced labor costs • Improved quality • Flexibility and setup reduction Plant Consolidation Investment in Automation Activities contributed to margin expansion of > 400 bps since 2007

Acquisitions – Driving Growth  PC pump systems – help penetrating international market  Nitrogen Generation – offshore and shale markets  Gas Lift – providing entry into offshore markets  Automation – PCS acquisition enhanced our current automation portfolio 20 Acquired technologies in last 24 months adding $400M in revenue in 2013

Market Drivers 2013 Growth Rate Comments Drilling Market growth rate ≈Flat •North American rig count Market share •Targeted key accounts •International markets Diversification •Leveraging expertise in diamond/quartz applications Production Market growth rate ≈3% •Oil prices up 1%, Gas up 33% Geographic expansion •Middle East, Australia, Latin America New products / services •Further penetration of acquired technologies •Artificial lift services •Offshore markets Downstream Market growth rate ≈4-5% •Global GDP and gross fixed investment •Coal to gas switching Geographic expansion •China, India, Russia, Latin America New products •Localized fueling products •Environmentally sensitive solutions •Advanced power generation products Path to 2013 Growth 21

2013 – A First Look 22 Market 2012F Revenue Mix 2012F Revenue Growth 2013F Revenue Growth 2013 Margin Comments Drilling ≈18% ≈5% Margins flat as productivity gains offset by mix and new product development cost Production ≈55% ≈23% ↑ Margins flat as productivity gains offset by investments related to geographic expansion and NPD Downstream ≈27% ≈10% ↑ Margin improvement driven by productivity gains and reduction in one time restructuring costs in 2012 Total ≈$2.2 B ≈16% 5% - 7%* Flat * Includes 2% acquisition growth

- 500 1,000 1,500 2,000 2,500 3,000 2010 2011 2012F 2013F 2014F 2015F Revenue Summary 23 Energy Revenue Outlook  Create solutions for customers  Drive consistent profitable organic growth  Operational excellence  Acquisitions  People development $ in millions 3-Yr CAGR 3-5%

Jeffrey Niew President & Chief Executive Officer

Communication Technologies 2 DOVER 2012E REVENUE ≈ $8.1B Communication Technologies 19% Printing & Identification 12% Energy 27% Engineered Systems 42% 45% 18% 27% 10% Consumer Electronics Medical Technology Aerospace / Defense Telecom/Other Key Brands Revenue by End-Market

Geography and Product Mix 3 58% 31% 10% 1% 2012F Geography Asia North America Europe Rest of World  Continue to service global customer base • Asian presence driven by Consumer Electronics and Telecom markets • Invest in Life Science products for European and Asian markets • Invest in Aerospace products for Asian markets  Continued investment in technical competencies: • MEMS • ASICS • Advanced materials • Smart components  Strong product development pipeline 30% 70% 2012F New Products Revenue Core Products New Products v v

Consumer Electronics Medical Technology Aerospace / Defense Telecom / Other         Tailwinds – Positioning for Growth 4 Consumer product safety Communications International/ Developing Economies

Consumer Electronics 5  We are the leading acoustic supplier in the Smartphone and Feature Phone segments  When premium audio performance matters – we win • “Best in class” acoustic performance • Multiple mics for noise reduction • High performance speakers • Mechanical acoustic/algorithm integration  Our strategy is to have the full capability to solve any and all audio demands for the handset market  Our scale drives continual productivity gains Receivers Speaker Box

6 Acoustic Components 0 600 1,200 1,800 Knowles / Sound Solutions Acoustic Units CAGR: 54% Units in millions Note: Stand alone Knowles MEMs CAGR: 45% Unmatched Scale Leveraging Operational Excellence

Product Innovation 7  Investment in R & D • Handset • Medical Technologies • Aerospace  Geographic R & D expansion  Continued expansion of ASIC capabilities  System solutions rather than component provider  Investigation of other MEMS devices $50 $75 $100 $125 2010 2011 2012F 2013F R & D Spend $ in millions

Product Innovation  Knowles is the standard for next generation products • Continuous investment in new products and designs • Smallest size, highest performance  Broadest portfolio of products  Scale drives continuous productivity improvement  Offering all three aspects of the audio needs – mics/speakers/receivers 8 Packaging Innovation MEMS Innovation 3.5X size reduction High Performance ASIC Innovation 5X size reduction • Lower noise • Lower current • High dynamic range Increasing performance while reducing cost and size

Consumer Electronics  Markets & customers  New products  Operational excellence - Commitment to being the low cost producer  Sound Solutions update  The future of acoustics 9

Markets - Smartphones Source: Gartner, CS 10  2012 total handset market flat/down on 2011  Smartphone growth double digit but slowing  Smartphone 50% of market by 2015  Slowing growth in laptop market in 2013 in millions of units We are well positioned to execute on growth in smartphone area with key market leaders APL

Markets - Microphone Growth in Mobile Handsets New Phones (3 mics) Motorola Droid (3 mics) Samsung Galaxy III (2 mics) 11  Microphones growing at faster rate than handset market driven by new multi mic applications • 2011 = 1.17 mic/phone • 2012 = 1.24 mic/phone • 2013 = 1.43 mic/phone  Knowles MEMS microphones share exhibit only slight decline in 2012

Markets - Speaker/Receiver Growth in Mobile Handsets ~$0.50 Speaker ~$2.00 Speaker Box 12  Consumers demanding better audio output devices  OEMs seeking more integration from acoustics suppliers • Plastics, Connector, and Speaker  Speaker/Receiver ratio per handset of 1.7 and constant over the period  Significant revenue growth potential due to transition from component to module selling - increased average selling price (“ASP”) of speaker box vs. speaker component

Market Drivers - Handset Content Evolution and Rising Component ASP 13 PAST PRESENT FUTURE ENTRY PHONE FEATURE PHONE SMARTPHONE 1 ECM 1 MFD < $1 1 ECM 1 RCVR/MFD < $1 1 SiSonic/ECM 1 RCVR/MFD < $1 1-2 SiSonic 1 RCVR 1 SPKR 1 ECM 1 MFD < $1 ~ $2 1 SiSonic 1 RCVR 1 SPKR 2-4 SiSonic 1 HP RCVR 1 Speaker Box $1 - $2 $3 - $4 TECHNOLOGY ECM = Electret Condenser Microphone MFD = Multifunction Device RCVR = Receiver SKBX = Speaker box SPKR = Speaker SiSonic = MEMS Mic 3-4 SiSonic 1 RCVR/SKBX System Solution $4 - $8 2 SiSonic 1 HP RCVR 1 SPKR $2 - $3 “NEW” “NEW”

Notebook & Tablets Annual Growth 149m 116m 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 0 100 200 300 400 500 600 700 2008 2009 2010 2011 2012 2013 2014 2015 Notebooks Tablets Tablet % of Total Source: i-Suppli, MIC, CS, Knowles  Tablets continue on torrid growth path in 2013  Multi Mic adoption yet to be seen in tablets  Consumers demanding better speakers 14 Units in millions Knowles is significant share leader in Tablet/Laptop market for microphones and has upside opportunity for speakers and receivers

New Products  Microphones • Ultra high SNR mic • In house developed ASICS • Smaller part • Tight sensitivity tolerance  Speakers/Receivers • Speaker boxes • N’ Bass™ • Silicone membrane speaker 15  System Solutions • Focus on one stop shop for “Acoustic Enabled Features”; deliver acoustic solutions that enhance user experience in various use cases • Develop integrated modules  MEMS Expansions  Sensors Evolutionary Revolutionary

Growth Opportunities: Evolutionary New Products  New MEMS Microphone products that are driving 2013 Growth • More than 25 new SiSonic MEMS mics launching in ‘12-’13 timeframe • Potential to drive more than 40% of total annual revenue • Ultra-high SNR mic · Highest performance MEMS mic in the market • Extremely environmentally robust MEMS mic · Resistance to extreme environmental conditions including water- resistant • Wide-band audio MEMS mics • Tightly matched microphones and ultra-low power, ideal for improved multi- mic performance in handsets and tablets • Smallest SiSonic mic -> sub 5mm2 area compared to typical mics @ >10mm2 16

Growth Opportunities: Evolutionary New Products  New products that are driving 2013 growth • High-power speaker · New unique silicone membrane • Small receiver family · High quality and fully automated · Different versions from a shared platform · Product diversity, common production line • New compact speaker platform · Focused on smartphones • Next Gen speaker and receiver · In leading smartphones • Side-firing receiver · Enables larger phone screens 17

Silicone combined with N‘Bass™ Technology is the ideal combination for portable audio applications Silicone Speaker N’Bass™ Speaker Box w/Technology Enhancement Integrated Speaker Box System 18 BEST-in-Class Audio Performance

Capture more audio integration Systems Solution Evolution 19 Turnkey, one-stop-shop enabled solutions and features reduces the time to market and enhances the mobile audio experience

 Integrated organization vs. portfolio structure to leverage: • Asia operations across segment, reporting to segment operations leader • Shared services across segment · Human capital · Supply chain and BCC sourcing · Information technology, common ERP platform · Vertical integration opportunities • Next Steps · Technology sharing · Utilizing broad channels to market 20 Operational Excellence – Leveraging Resources and Expertise

Operational Excellence 21  Market needs / challenges • Platform components • Time to market is critical • Rising wages in Asia • Modules becoming preferred • Guaranteed acoustic performance • Modules require multiple functions  High volume automation • Lower labor solution • Highest volume output per line  High flex automation • Modular system • Flexible set up • Faster ramp up  Manual assembly / High mix • Custom assemblies • Integration of multiple technologies • Investment in new LCC • Philippines Multiple manufacturing technologies needed to serve broad acoustic market

Sound Solutions Update 22  Feedback from our customers / market • Customers value our technical capability • Industry automation leader • New product pipeline is more robust after low investment pre-Dover • Relationships with customers are solid • Knowles has unmatched potential (scale, ASICs, acoustics, mfg technology, core R&D capability) • With microphone and speaker technology, we are uniquely positioned as a strategic supplier

Sound Solutions Actions  Operational excellence • Leveraging Knowles Asia operational expertise  Talent management • Upgrade leadership and key operational capabilities  Customer diversification • Win with the winners  New product introductions • Execution of new product deliveries 23

Sound Solutions – What to Expect  Today • Continued diversification of customer base • Improved financial results  2013 • Sequential growth in sales and income • Focus on continuous improvement  Beyond 2013 • High-teen margins • Leadership position in growing market 24

Summary  Smartphone and tablets markets continue to grow in 2013  Consumer demand for better audio continues  Knowles’ new products are positioned to take advantage of this growth  Sound Solutions is on path to profitable growth 25

Path to 2013 Growth 26 Market Drivers 2013 Growth Rate Comments Consumer Electronics Market growth rate ≈8%* •Mobile phones: ≈ 7% •Smartphones: ≈ 25% •Laptops/tablets: 6% - 10% •Other: 2% - 3% Share gains •Targeting key accounts •Bigger share of current customers New products / services •Design wins on next generation smartphones •Multiple mic and speaker introductions Medical Technology Market growth rate ≈4% Aerospace / Defense Market growth rate ≈3% •Global airframe build remains strong •Defense spending generally stable Telecom / Other Market growth rate flat •Telecom capex spending remains challenged * Growth rate reflects entire consumer electronics market, DCT’s blended market growth rate is approximately 14%

2013 – A First Look Market 2012F Revenue Mix 2012F Revenue Growth 2013F Revenue Growth 2013 Margin Comments Consumer Electronics ≈47% ≈29% ↑ Further expansion driven by: continued smartphone growth; new product development; increased automation and scale; and synergy benefits ↑ Medical Technology ≈16% ≈ 5% ↑ Volume leverage and positive product mix drive margin expansion ↑ Aerospace / Defense ≈27% ≈3% ↑ Improvement driven by strengthening of commercial aerospace ↑ Telecom / Other ≈10% ≈ -18% ↑ Improvement driven by productivity and positive product mix ↑ Total ≈$1.5 B ≈ 11% 9% - 11% ↑ 27

- 500 1,000 1,500 2,000 2,500 2010 2011 2012F 2013F 2014F 2015F Revenue $ in millions Summary 28 Communication Technologies Revenue Outlook Performance Operational Excellence  Manufacturing strategy • Site rationalization • Leverage Asian footprint  Leveraged shared services (HR,IT,SC)  Integrated Asian operations Leverage Dover-wide technologies  Accelerate sales in new markets  Dover wide technology investment  Business development To da y To m or ro w 3-Yr CAGR 9% - 11%

Brad Cerepak Senior Vice President & Chief Financial Officer

Overview  2012 Guidance  2013 Financial Framework  2013 Guidance  Three-year Outlook  Capital Allocation 2

 Previous 2012 EPS Guidance $4.55 - $4.65 • Anthony acquisition: (0.02) • Discontinued operations: (0.18) • Additional share repurchases/other: 0.01  Updated 2012 EPS Guidance $4.36 - $4.46 Updated 2012 EPS Guidance – Continuing Operations 3  Discontinued operations include Everett Charles and DEK • 2012 annualized revenue ≈ $450M • 2012 operating margin ≈ 8%

2013 Guidance Comments Sales growth  Organic (%) 3% - 5%  Acquisition (%) ≈ 4% Principally Anthony; Pipeline remains active Segment margin (%) Up ≈ 30 – 70 bps from 2012 Performance improvement and continued cost management/ productivity focus Interest expense Up from 2012 Incremental debt from Anthony acquisition Corporate expense Up ≈ $12M from 2012 Pension expense CapEx ≈ 3% of revenue Tax rate 27.5% - 28.0% 2013 Financial Framework 4

Revenue Growth by Segment - 2013 5 Segment 2012F Revenue Mix 2013F Organic Growth 2013F Acquisition Growth* Total Communication Technologies 19% 9% - 11% - 9% - 11% Energy 27% 3% - 5% ≈ 2% 5% - 7% Engineered Systems 42% 2% - 4% ≈ 8% 10% - 12% Printing & Identification 12% 2% - 4% - 2% - 4% Total ≈ $8.1 B 3% - 5% ≈ 4% 7% - 9% * Acquisitions already completed

 Updated 2012 EPS Guidance $4.36 - $4.46 • Acquisitions: 0.11 - 0.14 • Earnings on revenue growth: 0.40 - 0.52 • Share repurchase: 0.25 - 0.30 • Corporate/Interest/Taxes/Other: (0.07)  Initial 2013 EPS Guidance: $5.05 - $5.35 2013 EPS Guidance – Continuing Operations 6  Anthony accounts for $0.10 - $0.12 of acquisition accretion (ex. interest)  Share repurchase timing is assumed to be 1H weighted  Pension and interest expense impacts Corporate 18% EPS growth at the mid-point of guidance

2013 - 2015 Comments Annual Organic Sales Growth % 4% - 6%* Longer term: 4% – 5% Annual Acquisition Sales Growth % Announced as closed Longer term: 3% – 5% Annualized Segment Margin Improvement ≈ 50 bps per year Sustainable Tax Rate 27.5% - 28.0% Annual Capex Spend ≈ 3% of revenue Free Cash Flow Generation ≈ 10% of revenue  Committed to maintaining investment grade credit rating  Cognizant of short-term performance metrics, but manage for the long term  Long-term debt-to-cap target: 35%  Continue long and consistent dividend policy (57 years of annually increasing dividends)  Acquisitions compete with share buyback Consistent Financial Policy Three Year Outlook 7 * Growth rate is 5% -7% including Anthony

Margin Expansion & Free Cash Flow 8  2012 margin expansion • Continued benefits from productivity and strategic pricing activities • Sound Solutions OEM customer revenue shifts and ramp costs impact margin • 2012 margin expansion includes $14 million net restructuring cost  2013 margin to expand 50 bps  Volume conversion and productivity benefits  Sequential performance improvement at Sound Solutions  Free Cash Flow to remain strong • FCF to hit $1 billion in 2015 17.1% 17.2% 19.0% 10% 15% 20% 2011 2012F 2013 2014 2015F Segment Margin ≈ 50 bps/yr improvement $100 $300 $500 $700 $900 $1,100 2011* 2012F* 2013 2014 2015F Free Cash Flow FCF should exceed $1B in 2015 $ in millions * As reported basis

Estimated cumulative cash flow (3-years, $B) Cash flow from operations $3.1 Capital expenditures (0.8) Free Cash Flow* 2.3 Change in net debt 0.2 Total $2.6 Internal investments to support growth initiatives and boost productivity Return cash to shareholders through the continuation of our long-standing dividend policy Make strategic acquisitions primarily focused in our five growth spaces Execute previously announced $1B buyback; Longer term: repurchase shares slightly above dilution We anticipate generating roughly $3B in free cash flow 2013 -2015* 2010– 2012 Capital Allocation Priorities * Reference Dover’s Form 10-K for definition of free cash flow 9

Bob Livingston President and Chief Executive Officer

Today’s Key Messages 2 Engineered Systems  Growth initiatives and new product offerings in the Fluids and Refrigeration spaces, complemented by the acquisition of Anthony, significantly expands the Engineered Systems portfolio and increases integrated solutions for our customers. Communication Technologies  The consumer’s ever increasing demand for better audio products in their mobile devices provides significant opportunities for growth and new market penetration. Energy  There are significant opportunities to expand globally in production and downstream offerings while Dover Energy continues to outpace market growth. Printing & Identification  New product launches, together with an expansion of core businesses and printing positions will drive global growth. 2013 will be another growth year for Dover in a challenging macro environment.